FALLEN ANGELS VALUE FUND

FALLEN ANGELS INCOME FUND

Each a Series of AMM Funds

Supplement dated October 2, 2008,
to Prospectus dated December 1, 2007.

The following sentence is added to the end of the first paragraph of the Fallen Angels Value Fund's and the Fallen Angels Income Fund's Prospectus disclosure entitled THE FUND’S PRINCIPAL STRATEGIES.

The Fund is actively managed, which may result in a high rate of portfolio turnover.

The following subparagraph is added to the Fallen Angels Value Fund's and the Fallen Angels Income Fund's Prospectus disclosure entitled THE FUND’S PRINCIPAL INVESTMENT RISKS.

Portfolio Turnover Risk.  Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase the Fund’s realized short-term capital gains or losses, which may affect the taxes you pay as a Fund shareholder.  Short-term capital gains are taxed as ordinary income under federal income tax laws.

The following sentence is added to the beginning of the first paragraph of the Fallen Angels Value Fund's and the Fallen Angels Income Fund's Prospectus disclosure entitled REDEEMING SHARES.

The Funds will not make checks or federal wire transfers payable to any person other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) of record.

The first sentence of the second paragraph of the same disclosure section entitled REDEEMING SHARES has been modified to read as follows below, thus removing the option of having redemption checks payable to anyone other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) of record.

The Funds may require that the signature(s) be guaranteed if you request that the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request.

The following sentence is added to the beginning of the first paragraph of the Fallen Angels Value Fund's and the Fallen Angels Income Fund's Prospectus disclosure entitled DIVIDENDS AND DISTRIBUTIONS.

The Funds will not make checks or federal wire transfers payable to any person other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) of record.

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You should read this Supplement in conjunction with the Prospectus dated December 1, 2007 and the Statement of Additional Information, dated February 22, 2008, which provide information that you should know about the Funds before investing.  These documents are available upon request and without charge by calling the Funds toll-free at 1-888-999-1395.

Please retain this Supplement for future reference.